UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-03189

Name of Fund:  Summit Cash Reserves Fund of
               Financial Institutions Series Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., President, Summit Cash Reserves Fund of Financial Institutions Series Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536.
     Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/05

Date of reporting period: 06/01/04 - 11/30/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


Summit
Cash Reserves
Fund
Of Financial Institutions Series Trust


Semi-Annual Report
November 30, 2004


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Summit Cash Reserves Fund of
Financial Institutions Series Trust
Box 9011
Princeton, NJ
08543-9011


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Summit Cash Reserves Fund



Portfolio Composition

                                               As of          As of
                                            11/30/04        5/31/04

Bank Notes                                      6.8%           4.2%
Certificates of Deposit                         --             0.7
Certificates of Deposit--European               3.0            3.5
Certificates of Deposit--Yankee*                5.9            3.5
Commercial Paper                               11.3           43.4
Funding Agreements                              1.7            1.4
Medium-Term Notes                              16.4            6.8
Promissory Notes                                --             3.1
U.S. Government, Agency &
  Instrumentality Obligations--
  Discount                                     13.7            4.3
U.S. Government, Agency &
  Instrumentality Obligations--
  Non-Discount                                 41.1           35.3
U.S. Treasury Bonds & Notes                     0.2            0.1
Liabilities in Excess of Other Assets          (0.1)          (6.3)
                                              ------         ------
Total Percent of Net Assets                   100.0%         100.0%
                                              ======         ======

* U.S. branches of foreign banks.



Officers and Trustees


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Stephen B. Swensrud, Trustee
Kevin J. McKenna, Senior Vice President
Richard J. Mejzak, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210


Andre F. Perold resigned as a Trustee of the Fund effective October
22, 2004.

Effective January 1, 2005, Terry K. Glenn will retire as President and Trustee of Summit Cash Reserves Fund. The Fund's Board of
Trustees wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. will become President and Trustee of the Fund.



SUMMIT CASH RESERVES FUND, NOVEMBER 30, 2004



A Letter From the President


Dear Shareholder

As we ended the current reporting period, several topics weighed heavily on investors' minds. Among them were questions about economic growth, corporate earnings, interest rates and inflation, politics, the price of oil and terrorism - all issues that are worth addressing here.

While the pace of economic expansion slowed somewhat between the first and second quarters of 2004, gross domestic product reaccelerated in the third quarter and is expected to approach
4% for the year. The generally favorable economic environment has benefited American corporations, which continued to post strong earnings. Although the extraordinary results seen in 2004 are likely to moderate in 2005, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board has signaled its confidence in the economic recovery by increasing the Federal Funds target rate five times since June 2004, from 1% to 2.25% as of the December 14 Federal Open Market Committee meeting. Inflation, for its part, has remained fairly subdued.

While the re-election of President Bush was generally viewed as business-friendly, the rising price of oil continued to be a concern for consumers and corporations. Although the price of oil has exceeded $50 per barrel recently, the situation is far from the crisis proportions we saw in the 1980s. Lastly, but importantly, terrorism and geopolitical tensions are unwelcome realities we are forced to live with today. Historically, however, the financial effects of any single event tend to be short-lived.

Amid the ambiguities, fixed income markets provided positive results. The Lehman Brothers Aggregate Bond Index, for example, returned +4.44% for the 12-month period and +3.82% for the six-month period ended November 30, 2004. The 10-year Treasury yield was essentially unchanged year-over-year, while the three-month Treasury ended the period at 2.23%, up from 1.08% six months ago and .93% 12 months ago.

The key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

Finally, after 35 years in the asset management business, it is with great satisfaction and some nostalgia that I embark on my retirement, effective January 1, 2005. The industry has evolved significantly over the past three and a half decades, and I am privileged to have been a part of it. I wish you continued success as you pursue your investment goals and, as always, I thank you for allowing Merrill Lynch Investment Managers to be a part of your financial life.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



SUMMIT CASH RESERVES FUND, NOVEMBER 30, 2004



A Discussion With Your Fund's Portfolio Manager


In anticipation of a series of interest rate hikes by the Federal
Reserve Board, we began to target shorter sectors of the yield curve, gradually reduce duration, and continued to focus on variable rate securities.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2004, Summit Cash
Reserves Fund's Class A and Class B Shares had net annualized yields of .81% and .19%, respectively. The Fund's seven-day yield as of November 30, 2004 was 1.21% for Class A Shares and .44% for Class B Shares.

The average portfolio maturity for Summit Cash Reserves at November 30, 2004 was 56 days, compared to 72 days at May 31, 2004. The
Fund's average maturity during the six-month period ranged from a low of 52 days to a high of 72 days.

After a prolonged period of unchanged monetary policy, the Federal Reserve Board (the Fed) began its tightening cycle with four .25% interest rate hikes at the June, August, September and November Federal Open Market Committee (FOMC) meetings. At period-end, the Federal Funds target rate stood at 2% after holding at 1% for slightly more than a year. (The Fed raised the target rate once more just after the close of the period, bringing it to 2.25% as of December 14.) The change in monetary policy was primarily prompted by three consecutive months of robust payroll data for March, April and May. This sector of the economy had lagged considerably in the recovery, until the positive payroll reports showed clear signs that adequate job creation was under way. Accordingly, yields rose steadily throughout the period. In this environment, we found that concentrating on shorter sectors of the yield curve and maintaining an overweight position in variable rate sectors proved beneficial.


How did you manage the portfolio during the period?

The market was given ample warning for the Fed's first interest rate hike on June 30, as the first in a series of strong employment reports, was released in early April. Although a move to higher interest rates was imminent, the Fed clearly telegraphed its intention to increase interest rates at a "measured" pace.

In our view, the appropriate strategy under these circumstances was not necessarily to aggressively shorten the Fund's overall duration, but rather to target shorter sectors of the yield curve while still maintaining a slightly shorter, although still fairly constructive, total duration (typically 60 days - 65 days). Our ability to implement this strategy was largely aided by our concentration in variable rate securities, which made up approximately 60% of the Fund's net assets. Because the coupons on variable rate securities continually reset, that portion of the portfolio offers protection in a period of rising interest rates, enabling us to be slightly more active with the remainder of our investments.

As expected, the front end of the yield curve was fairly steep. Thus, we found both higher yields and greater value in maturities as short as six months. In the early stages of a rising interest rate environment, such as this one, the two-year sector typically underperforms the rest of the yield curve. For that reason, we were extremely wary of the longer sectors.


How would you characterize the Fund's position at the close of the period?

We hold to our belief that, from a risk/reward standpoint, greater value exists in the shorter sectors of the yield curve versus the one-year and longer sectors. Although we would consider the shorter sectors as only fairly priced, we believe they represent the better option, as we find the longer sectors to be far too risky.

We believe the Fed will continue to raise interest rates in .25% increments until a neutral monetary policy is achieved. Risk factors that might have caused the Fed to pause recently have abated. President Bush's re-election and falling oil prices should both trigger growth into 2005. After focusing on other money market instruments for the bulk of the period, we once again added to our variable rate holdings as increased issuance in the fourth quarter caused spreads to widen to more attractive levels. Our duration target is now a moderately more conservative 55 days to 60 days, allowing us some flexibility should a sudden spike in yields occur.


Richard J. Mejzak
Vice President and Portfolio Manager


December 15, 2004



SUMMIT CASH RESERVES FUND, NOVEMBER 30, 2004



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2004 and held through November 30, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                                           Ending       During the Period*
                                                       Beginning       Account Value     June 1, 2004 to
                                                     Account Value      November 30,       November 30,
                                                      June 1, 2004          2004               2004
Actual

Class A                                                  $1,000          $1,004.00            $3.87
Class B                                                  $1,000          $1,000.90            $6.92

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,021.21            $3.90
Class B                                                  $1,000          $1,018.15            $6.98



 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.77% for Class A and 1.38% for Class B), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


SUMMIT CASH RESERVES FUND, NOVEMBER 30, 2004


Schedule of Investments                                             (In Thousands)

                         Face          Interest           Maturity
Issue                   Amount          Rate*               Date             Value
Bank Notes--6.8%

Bank of America,        $6,000          2.05++ %          1/28/2005       $  6,000
NA

Permanent                2,000          1.986++           9/10/2005          2,000
Financing PLC

Total Bank Notes
(Cost--$8,000)                                                               8,000


Certificates of Deposit--European--3.0%

Credit Agricole          2,000          1.27             12/31/2004          1,999
Indosuez

Societe Generale         1,500          2.00              3/07/2005          1,498

Total Certificates of Deposit--European
(Cost--$3,500)                                                               3,497


Certificates of Deposit--Yankee--5.9%

BNP Paribas, NY          2,000          2.06              3/31/2005          1,997

Canadian Imperial        5,000          2.15++           12/15/2005          5,000
Bank of Commerce,
NY

Total Certificates of Deposit--Yankee
(Cost--$7,000)                                                               6,997


Commercial Paper--11.3%

Chariot Funding          3,000          2.03             12/13/2004          2,998
LLC                      2,000          2.03             12/14/2004          1,999

Old Line Funding,        3,000          1.86             12/20/2004          2,997
LLC

PB Finance               1,295          1.95             12/29/2004          1,293
(Delaware), Inc.

Santander Central        1,000          1.80             12/16/2004            999
Hispano Finance
(Delaware), Inc.

Thunder Bay              3,000          2.01             12/02/2004          3,000
Funding LLC

Total Commercial Paper
(Cost--$13,286)                                                             13,286


Funding Agreements--1.7%

General Electric         2,000          2.06++           10/03/2005          2,000
Capital Assurance
Company (a)

Total Funding Agreements
(Cost--$2,000)                                                               2,000



                         Face          Interest           Maturity
Issue                   Amount          Rate*               Date             Value
Medium-Term Notes--16.4%

Dorada Finance          $3,500          2.27++ %          3/15/2005       $  3,502
Inc.

General Electric         2,000          2.21++           12/16/2005          2,000
Capital Corp.

Household Finance        5,000          2.243++           2/28/2005          5,002
Corp.

Morgan Stanley           1,000          2.039++          12/02/2005          1,000
                           500          2.204++          12/27/2005            500

Sigma Finance            2,000          2.00++            3/04/2005          2,000
Inc.                     4,000          2.011++           8/08/2005          3,999

Toyota Motor             1,000          2.03++            8/11/2005          1,000
Credit Corp.

Wells Fargo & Co.          400          1.97++            9/12/2005            400
(Cayman Island)

Total Medium-Term Notes
(Cost--$19,403)                                                             19,403


U.S. Government, Agency & Instrumentality
Obligations--Discount--13.7%

Fannie Mae               2,000          1.214             2/04/2005          1,992
Guaranteed               5,000          1.88              3/02/2005          4,971
Pass Through

Federal Home             3,247          1.93             12/01/2004          3,247
Loan Banks

Freddie Mac              6,000          1.245             2/08/2005          5,974
Mortgage
Participation

Total U.S. Government, Agency &
Instrumentality Obligations--
Discount (Cost--$16,202)                                                    16,184


U.S. Government, Agency & Instrumentality
Obligations--Non-Discount--41.1%

Fannie Mae               5,000          1.96++            1/18/2005          4,998
Guaranteed               4,400          2.01++            8/17/2005          4,399
Pass Through               735          2.06              8/26/2005            732
                         1,250          2.11              8/26/2005          1,245
                         7,000          2.076++           8/29/2005          6,998
                         3,500          1.68++            9/06/2005          3,498
                           385          2.32              9/30/2005            384
                           450          2.07             10/21/2005            447
                           450          2.10             10/21/2005            447
                           400          2.375             5/04/2006            396


SUMMIT CASH RESERVES FUND, NOVEMBER 30, 2004


Schedule of Investments (concluded)                                 (In Thousands)

                         Face          Interest           Maturity
Issue                   Amount          Rate*               Date             Value
U.S. Government, Agency & Instrumentality
Obligations--Non-Discount (concluded)


Federal Farm            $9,000          2.00++ %          2/07/2005       $  9,000
Credit Banks             5,000          2.07++            2/24/2005          5,000
                           700          2.06++            2/21/2006            700
                           500          2.001++           3/08/2006            500
                           500          2.09++            2/20/2008            500

Federal Home               500          3.875            12/15/2004            500
Loan Banks               1,225          1.50              5/13/2005          1,220
                         2,000          1.50              8/26/2005          1,983
                           500          3.25             11/29/2006            500

Freddie Mac                500          2.41             11/04/2005            498
Mortgage                 2,300          2.165++          11/07/2005          2,300
Participation              750          2.30             11/17/2005            746
                         1,000          2.35             12/09/2005            994
                           500          3.00             11/09/2006            496

Total U.S. Government, Agency &
Instrumentality Obligations--
Non-Discount (Cost--$48,534)                                                48,481


U.S. Treasury Notes--0.2%

U.S. Treasury Notes        200          1.50              3/31/2006            197

Total U.S. Treasury Notes (Cost--$199)                                         197

Total Investments (Cost--$118,124**)--100.1%                               118,045
Liabilities in Excess of Other Assets--(0.1%)                                (128)
                                                                          --------
Net Assets--100.0%                                                        $117,917
                                                                          ========

 ++ Variable rate notes.

  * Commercial Paper and certain U.S. Government, Agency &
    Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity. The interest rates on variable rate securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at November 30, 2004.

 ** The cost and unrealized appreciation/depreciation of investments as of November 30, 2004, as computed for federal income tax purposes, were as follows:

                                                    (in Thousands)

    Aggregate cost                                  $      118,124
                                                    ==============
    Gross unrealized appreciation                   $          --*
    Gross unrealized depreciation                             (79)
                                                    --------------
    Net unrealized depreciation                     $         (79)
                                                    ==============

    * Amount is less than $1,000.

(a) Restricted security as to resale:

                                                    (in Thousands)

                              Acquisition
    Issue                         Date           Cost        Value

    General Electric           9/28/2004        $2,000      $2,000
       Capital Assurance
       Company

    See Notes to Financial Statements.


SUMMIT CASH RESERVES FUND, NOVEMBER 30, 2004


Statement of Assets and Liabilities

As of November 30, 2004
Assets

           Investments in unaffiliated securities, at value
           (identified cost--$118,123,628)                                                                  $   118,045,171
           Receivables:
               Securities sold                                                            $       500,085
               Interest                                                                           233,057
               Beneficial interest sold                                                            49,753           782,895
                                                                                          ---------------
           Prepaid expenses                                                                                          23,087
                                                                                                            ---------------
           Total assets                                                                                         118,851,153
                                                                                                            ---------------

Liabilities

           Payables:
               Securities purchased                                                               500,085
               Beneficial interest redeemed                                                       291,125
               Custodian bank                                                                      42,363
               Distributor                                                                         40,708
               Other affiliates                                                                    30,249
               Dividends to shareholders                                                           12,633
               Investment adviser                                                                   3,243           920,406
                                                                                          ---------------
           Accrued expenses                                                                                          13,505
                                                                                                            ---------------
           Total liabilities                                                                                        933,911
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   117,917,242
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                $     5,376,367
           Class B Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                      6,423,203
           Paid-in capital in excess of par                                                                     106,196,129
           Unrealized depreciation--net                                                                            (78,457)
                                                                                                            ---------------
           Net Assets                                                                                       $   117,917,242
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $53,728,982 and 53,763,669 shares of beneficial
           interest outstanding                                                                             $          1.00
                                                                                                            ===============
           Class B--Based on net assets of $64,188,260 and 64,232,031 shares of beneficial
           interest outstanding                                                                             $          1.00
                                                                                                            ===============

           See Notes to Financial Statements.


SUMMIT CASH RESERVES FUND, NOVEMBER 30, 2004


Statement of Operations

For the Six Months Ended November 30, 2004
Investment Income

           Interest and amortization of premium and discount earned                                         $     1,012,852

Expenses

           Investment advisory fees                                                       $       323,495
           Distribution fees--Class B                                                             278,816
           Transfer agent fees--Class B                                                            35,712
           Accounting services                                                                     28,563
           Professional fees                                                                       25,557
           Printing and shareholder reports                                                        23,263
           Transfer agent fees--Class A                                                            22,330
           Registration fees                                                                       18,486
           Custodian fees                                                                           9,359
           Trustees' fees and expenses                                                              7,777
           Pricing fees                                                                               438
           Other                                                                                   11,160
                                                                                          ---------------
           Total expenses before waiver                                                           784,956
           Waiver of expenses                                                                    (59,474)
                                                                                          ---------------
           Total expenses after waiver                                                                              725,482
                                                                                                            ---------------
           Investment income--net                                                                                   287,370
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain on investments--net                                                                             25
           Change in unrealized depreciation on investments--net                                                   (30,229)
                                                                                                            ---------------
           Total realized and unrealized loss--net                                                                 (30,204)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $       257,166
                                                                                                            ===============

           See Notes to Financial Statements.


SUMMIT CASH RESERVES FUND, NOVEMBER 30, 2004


Statements of Changes in Net Assets
                                                                                           For the Six           For the
                                                                                           Months Ended         Year Ended
                                                                                           November 30,          May 31,
Increase (Decrease) in Net Assets:                                                             2004                2004
Operations

           Investment income--net                                                         $       287,370   $       407,747
           Realized gain--net                                                                          25            18,342
           Change in unrealized depreciation--net                                                (30,229)          (65,693)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                   257,166           360,396
                                                                                          ---------------   ---------------

Dividends & Distributions to Shareholders

           Investment income--net:
               Class A                                                                          (220,341)         (297,296)
               Class B                                                                           (67,029)         (110,451)
           Realized gain--net:
               Class A                                                                               (11)           (6,638)
               Class B                                                                               (14)          (11,704)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends and distributions
           to shareholders                                                                      (287,395)         (426,089)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

           Net decrease in net assets derived from beneficial interest transactions          (25,983,080)      (41,209,549)
                                                                                          ---------------   ---------------

Net Assets

           Total decrease in net assets                                                      (26,013,309)      (41,275,242)
           Beginning of period                                                                143,930,551       185,205,793
                                                                                          ---------------   ---------------
           End of period                                                                  $   117,917,242   $   143,930,551
                                                                                          ===============   ===============

           See Notes to Financial Statements.


SUMMIT CASH RESERVES FUND, NOVEMBER 30, 2004


Financial Highlights
                                                                                      Class A
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            November 30,            For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                         2004         2004        2003          2002         2001
Per Share Operating Performance

           Net asset value, beginning of period             $      1.00  $      1.00  $      1.00  $      1.00  $      1.00
                                                            -----------  -----------  -----------  -----------  -----------
           Investment income--net                                 .0040        .0050        .0111        .0238        .0560
           Realized and unrealized gain (loss)--net             (.0006)      (.0003)        .0004        .0009        .0023
                                                            -----------  -----------  -----------  -----------  -----------
           Total from investment operations                       .0034        .0047        .0115        .0247        .0583
                                                            -----------  -----------  -----------  -----------  -----------
           Less dividends and distributions:
               Investment income--net                           (.0040)      (.0050)      (.0111)      (.0238)      (.0560)
               Realized gain--net                                  --++      (.0001)      (.0003)      (.0003)      (.0001)
                                                            -----------  -----------  -----------  -----------  -----------
           Total dividends and distributions                    (.0040)      (.0051)      (.0114)      (.0241)      (.0561)
                                                            -----------  -----------  -----------  -----------  -----------
           Net asset value, end of period                   $      1.00  $      1.00  $      1.00  $      1.00  $      1.00
                                                            ===========  ===========  ===========  ===========  ===========
           Total investment return*                            .40%++++         .51%        1.15%        2.42%        5.65%
                                                            ===========  ===========  ===========  ===========  ===========

Ratios to Average Net Assets

           Expenses, net of waiver                               .77%**         .67%         .59%         .72%         .67%
                                                            ===========  ===========  ===========  ===========  ===========
           Expenses                                              .77%**         .75%         .72%         .72%         .67%
                                                            ===========  ===========  ===========  ===========  ===========
           Investment income and realized gain--net              .80%**         .51%        1.14%        2.41%        5.47%
                                                            ===========  ===========  ===========  ===========  ===========

Supplemental Data

           Net assets, end of period (in thousands)         $    53,729  $    59,300  $    58,062  $    52,552  $    68,962
                                                            ===========  ===========  ===========  ===========  ===========

            ++ Amount is less than $(.0001) per share.

          ++++ Aggregate total investment return.

             * The Fund's Investment Adviser and Distributor waived a portion of their fees when applicable.
               Without such waiver, the Fund's performance would have been lower.

            ** Annualized.

               See Notes to Financial Statements.


SUMMIT CASH RESERVES FUND, NOVEMBER 30, 2004


Financial Highlights (concluded)
                                                                                      Class B
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            November 30,            For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                         2004         2004        2003          2002         2001
Per Share Operating Performance

           Net asset value, beginning of period             $      1.00  $      1.00  $      1.00  $      1.00  $      1.00
                                                            -----------  -----------  -----------  -----------  -----------
           Investment income--net                                 .0001        .0011        .0035        .0162        .0497
           Realized and unrealized gain (loss)--net             (.0001)      (.0002)        .0004        .0009        .0024
                                                            -----------  -----------  -----------  -----------  -----------
           Total from investment operations                          --        .0009        .0039        .0171        .0521
                                                            -----------  -----------  -----------  -----------  -----------
           Less dividends and distributions:
               Investment income--net                           (.0001)      (.0011)      (.0035)      (.0162)      (.0497)
               Realized gain--net                                  --++      (.0001)      (.0003)      (.0003)      (.0001)
                                                            -----------  -----------  -----------  -----------  -----------
           Total dividends and distributions                    (.0001)      (.0012)      (.0038)      (.0165)      (.0498)
                                                            -----------  -----------  -----------  -----------  -----------
           Net asset value, end of period                   $      1.00  $      1.00  $      1.00  $      1.00  $      1.00
                                                            ===========  ===========  ===========  ===========  ===========
           Total investment return*                            .09%++++         .12%         .38%        1.65%        4.82%
                                                            ===========  ===========  ===========  ===========  ===========

Ratios to Average Net Assets

           Expenses, net of waiver                              1.38%**        1.06%        1.36%        1.48%        1.44%
                                                            ===========  ===========  ===========  ===========  ===========
           Expenses                                             1.54%**        1.51%        1.48%        1.48%        1.44%
                                                            ===========  ===========  ===========  ===========  ===========
           Investment income and realized gain--net              .18%**         .12%         .39%        1.66%        4.78%
                                                            ===========  ===========  ===========  ===========  ===========

Supplemental Data

           Net assets, end of period (in thousands)         $    64,188  $    84,630 $    127,114   $  135,601  $   164,922
                                                            ===========  ===========  ===========  ===========  ===========

            ++ Amount is less than $(.0001) per share.

          ++++ Aggregate total investment return.

             * The Fund's Investment Adviser and Distributor waived a portion of their fees when applicable.
               Without such a waiver, the Fund's performance would have been lower.

            ** Annualized.

               See Notes to Financial Statements.


SUMMIT CASH RESERVES FUND, NOVEMBER 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Summit Cash Reserves Fund (the "Fund") is a separate fund of Financial Institutions Series Trust (the "Trust") offering separate classes of shares. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which comprises a series of separate portfolios offering separate classes of shares to select groups of purchasers. The Fund is currently the only operating series of the Trust. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal recurring nature. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

(f) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

(g) Securities Lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



SUMMIT CASH RESERVES FUND, NOVEMBER 30, 2004



Notes to Financial Statements (continued)


2. Investment Advisory Agreement:
The Fund has entered into an Investment Management Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities and equipment to provide such services to the Fund. FAM also performs certain administrative services necessary for the operation of the Trust and the Fund. For such services, FAM receives a fee from the Fund at the end of each month at the annual rate of .50% of the average daily net assets of the Fund.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee accrued daily and paid monthly at the annual rate of .75% of the Fund's average daily net assets attributable to Class B Shares. This fee is used to help defray the expenses associated with marketing activities and services related to Class B Shares. FAMD has agreed to waive a portion of the 12b-1 fee in order to yield at least 15 basis points for Class B Shares. For the six months ended November 30, 2004, FAMD earned fees of $278,816, of which $59,474 was waived.

For the six months ended November 30, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly-owned subsidiary of ML & Co., received contingent deferred sales charges of $55,386 relating to transactions in Class B Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended November 30, 2004, the Fund reimbursed FAM $1,400 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $25,983,080 and $41,209,549 for the six months ended November 30, 2004 and the year ended May 31, 2004, respectively.



SUMMIT CASH RESERVES FUND, NOVEMBER 30, 2004



Notes to Financial Statements (concluded)


Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
November 30, 2004                         Shares             Amount

Shares sold                            8,803,401    $     8,803,401
Automatic conversion of shares         1,441,979          1,441,979
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                     199,444            199,444
                                  --------------    ---------------
Total issued                          10,444,824         10,444,824
Shares redeemed                     (16,002,704)       (16,002,704)
                                  --------------    ---------------
Net decrease                         (5,557,880)    $   (5,557,880)
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended May 31, 2004                        Shares             Amount

Shares sold                           65,054,541    $    65,054,541
Automatic conversion of shares         4,536,913          4,536,913
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                     279,050            279,050
                                  --------------    ---------------
Total issued                          69,870,504         69,870,504
Shares redeemed                     (68,602,343)       (68,602,343)
                                  --------------    ---------------
Net increase                           1,268,161    $     1,268,161
                                  ==============    ===============


Class B Shares for the
Six Months Ended                                             Dollar
November 30, 2004                         Shares             Amount

Shares sold                           12,229,792    $    12,229,792
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                      56,344             56,344
                                  --------------    ---------------
Total issued                          12,286,136         12,286,136
Automatic conversion
   of shares                         (1,441,979)        (1,441,979)
Shares redeemed                     (31,269,357)       (31,269,357)
                                  --------------    ---------------
Net decrease                        (20,425,200)    $  (20,425,200)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended May 31, 2004                        Shares             Amount

Shares sold                           43,992,384    $    43,992,384
Shares issued to shareholders
   in reinvestment of dividends
   and distributions                     109,877            109,877
                                  --------------    ---------------
Total issued                          44,102,261         44,102,261
Automatic conversion of shares       (4,536,913)        (4,536,913)
Shares redeemed                     (82,043,058)       (82,043,058)
                                  --------------    ---------------
Net decrease                        (42,477,710)    $  (42,477,710)
                                  ==============    ===============



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


SUMMIT CASH RESERVES FUND, NOVEMBER 30, 2004


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Summit Cash Reserves Fund of Financial Institutions Series Trust


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       President of
       Summit Cash Reserves Fund of
       Financial Institutions Series Trust


Date: January 13, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       President of
       Summit Cash Reserves Fund of
       Financial Institutions Series Trust


Date: January 13, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Summit Cash Reserves Fund of
       Financial Institutions Series Trust


Date: January 13, 2005